EXHIBIT NO. 21
21. SUBSIDIARIES  (all wholly-owned, except where otherwise indicated)


                                                                    State of
                        Name                                      Incorporation


       AAlert Paging Company                                         Delaware
          Subsidiaries of ALERT Paging Company:
             AAlert Paging Company of Sacramento                    California
             AAlert Paging Company of San Diego                     California
             AAlert Paging Company of San Francisco                 California
       Citizens Cable Company                                        Delaware
       Citizens Communications Services, Inc.                       California
       Citizens Directory Services Company L.L.C.                    Delaware*
       Citizens International Management Services Company            Delaware
       Citizens Midwestern Company                                   Illinois
       Citizens Mohave Cellular Company                              Delaware
       Citizens Mountain State Telephone Company                  West Virginia
       Citizens Public Works Service Company                         Delaware
       Citizens Resources Company                                    Delaware
       Citizens Telecom Services Company                             Delaware
       Citizens Telecommunications Company                          California
       FCS, Inc.                                                     New York
       Citizens Telecommunications Company of California, Inc.      California
       Citizens Telecommunications Company of Idaho                  Delaware
       Citizens Telecommunications Company of Montana                Delaware
       Citizens Telecommunications Company of New York, Inc.         New York
       Citizens Telecommunications Company of Oregon                 Delaware
       Citizens Telecommunications Company of Tennessee L.L.C.       Delaware*
       Citizens Telecommunications Company of the Golden State       Delaware
       Citizens Telecommunications Company of the Navajo
         Nation, L.L.C.                                              Delaware*
       Citizens Telecommunications Company of the Volunteer
         State L.L.C.                                                Delaware*
       Citizens Telecommunications Company of the White
         Mountains L.L.C.                                            Delaware*
       Citizens Telecommunications of Tuolumne                      California
       Citizens Telecommunications Company of Utah                   Delaware
       Citizens Telecommunications Company of West Virginia          Delaware
       Citizens Utilities Company of California                     California
       Citizens Utilities Company of Illinois                        Illinois
       Citizens Utilities Company of Ohio                              Ohio
       Citizens Utilities Company of Pennsylvania                  Pennsylvania
       Citizens Utilities Rural Company, Inc.                        Delaware
       Citizens Utilities Water Company of Pennsylvania            Pennsylvania
       Citizens Water Resources Company                              Illinois
       CU CapitalCorp                                                Delaware
          Subsidiary of CU CapitalCorp:
             Electric Lightwave, Inc.                                Delaware
       Electric Energy Export Corp.                                   Arizona
       Flowing Wells, Inc.                                            Indiana
       Havasu Water Company, Inc.                                     Arizona
       LGS Concord Corporation                                       Minnesota
       LGS Natural Gas Company                                       Louisiana
       LGS Securities, Inc.                                          Louisiana
       Southwestern Capital Corporation                               Delaware
       Southwestern Investments, Inc.                                  Nevada
       Sun City Sewer Company                                          Arizona
       Sun City Water Company                                          Arizona
       Sun City West Utilities Company                                 Arizona
       Tubac Valley Water Company, Inc.                                Arizona
       Utilities Advances Corporation                                  New York
       NCC Systems, Inc.                                                Texas
       Navajo Communications Company, Inc.                           New Mexico
       CU Wireless Management L.L.C.                                  Delaware*


* Formed in the state of Delaware.